SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported) – February 22, 2007

CENTRAL EUROPEAN DISTRIBUTION CORPORATION

(Exact Name of Registrant as Specified in Charter)

DELAWARE	0-24341	54-18652710
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Two Bala Plaza, Suite 300 Bala Cynwyd, Pennsylvania	19004
(Address of Principal Executive Offices)	(Zip Code)

(610) 660-7817

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On February 21, 2007, Central European Distribution Corporation (the “Company”) announced that it will issue 1,553,571 shares of its common stock, par value U.S. $0.01 per share (the “Common Stock”) registered under an existing shelf registration statement on Form S-3 (Registration No. 333-138516), which was declared effective by the Securities and Exchange Commission on November 30, 2006. The public offering price of the Common Stock is 82.98 Polish Zlotys per share ($28.00 U.S. dollars per share according to the National Bank of Poland official exchange rate of PLN 2.9637 per U.S. $1 published on February 21, 2007). The legal opinion and consent of Dewey Ballantine LLP relating to the sale of the Common Stock is filed herewith as Exhibits 5.1 and 23.1, respectively.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
5.1	Opinion of Dewey Ballantine LLP

23.1	Consent of Dewey Ballantine LLP (included as part of Exhibit 5.1)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Central European Distribution Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTRAL EUROPEAN DISTRIBUTION CORPORATION

By:	/s/ Chris Biedermann
Chris Biedermann
Vice President and Chief Financial Officer

Date: February 22, 2007

EXHIBIT INDEX

Exhibit No.	Description
5.1	Opinion of Dewey Ballantine LLP

23.1	Consent of Dewey Ballantine LLP (included as part of Exhibit 5.1)